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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  September 18, 1997


                          MARRIOTT INTERNATIONAL, INC.
            (Exact name of Registrant as specified in its charter)



            Delaware                               52-0936594
     (State of Incorporation)           (IRS Employer Identification No.)


                                    1-12188
                             (Commission File No.)



           10400 Fernwood Road, Bethesda, Maryland       20817
           (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (301) 380-3000
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     Pursuant to the provisions of General Instruction B to Form 8-K, Marriott
International, Inc. (the "Registrant") is filing the information set forth below.

ITEM 5.  OTHER EVENTS

     On September 18, 1997, the Registrant issued a press release confirming that the Registrant and Sodexho Alliance, S.A., have engaged in discussions regarding a potential combination of their respective North American food service and facilities management businesses. A copy of the text of such press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Businesses Acquired

     Not Applicable

(b)  Pro Forma Financial Information

     Not Applicable

(c)  Exhibits

     Exhibit 99.1   Press Release dated September 18, 1997.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MARRIOTT INTERNATIONAL, INC.


                                    By:  /s/  Joseph Ryan
                                        ----------------------------------
                                         Joseph Ryan
                                         Executive Vice President
                                         and General Counsel


Date:  September 26, 1997
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                                 EXHIBIT INDEX


     Exhibit 99.1   Press Release dated September 18, 1997.